                                                                     EXHIBIT 99

Chemical Bank, Trustee                                                           Determination Date:              05-Mar-97
Manufactured Housing Contracts                                                   Remittance Date:                 07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1997A                       For the Period Ended:            25-Feb-97


Information for Clauses (a) through (s), Section 7.01 -                                              GROUP I
                                                                                   Class I A-1         Class I A-2     Class I A-3
 (a)  Class I A and Class I B Distribution Amounts                                  1,099,571.60       135,393.75      103,133.33

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due                                                     301,261.31
      (b) Partial Prepayments Received                                                 64,322.23
      (c) Principal Payments in Full (Scheduled Balance)                              615,929.11
      (d) Liquidated Contract Scheduled Balance                                             0.00
      (e) Section 3.05 Purchase Scheduled Balance                                           0.00
      (f)  Previously Undistributed Shortfalls in (a) through (e)                           0.00
                                                                                   -------------    -------------   -------------
 Total Principal Distribution                                                         981,512.65             0.00            0.00

 (c)  Interest Distribution                                                           118,058.95       135,393.75      103,133.33
      Unpaid Interest Shortfall                                                             0.00             0.00            0.00
                                                                                   -------------    -------------   -------------
 Total Interest Distribution                                                          118,058.95       135,393.75      103,133.33

 (d)  Beginning Class I A and Class I B Principal Balance                          27,508,169.64    24,900,000.00   18,200,000.00
      Less: Principal Distribution                                                    981,512.65             0.00            0.00
                                                                                   -------------    -------------   -------------
      Remaining Class A and Class B Principal Balance                              26,526,656.99    24,900,000.00   18,200,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                                                 0.00       (h)    Pool Factor
      Section 8.06 Reimbursement Amount                                                     0.00       Class I A-1    0.93075989
      Section 6.02 Reimbursement Amount                                                18,000.00       Class I A-2    1.00000000
      Reimburseable Fees                                                                    0.00       Class I A-3    1.00000000
                                                                                   -------------       Class I A-4    1.00000000
 Total Fees Due Servicer                                                               18,000.00       Class I A-5    1.00000000
                                                                                                       Class I A-6    1.00000000
                                                                                                       Class I B-1    1.00000000
                                                                                                       Class I B-2    1.00000000


Information for Clauses (a) through (s), Section 7.01 -

                                                               Class I A-4    Class I A-5   Class I A-6    Class I B-1   Class I B-2
 (a)  Class I A and Class I B Distribution Amounts              63,085.42      78,590.58      58,475.67      39,668.75     31,267.71

 (b)  Formula Principal Distribution Amount
      (a) Scheduled Principal Due
      (b) Partial Prepayments Received
      (c) Principal Payments in Full (Scheduled Balance)
      (d) Liquidated Contract Scheduled Balance
      (e) Section 3.05 Purchase Scheduled Balance
      (f)  Previously Undistributed Shortfalls in (a)
           through (e)
                                                            -------------  -------------   ------------   ------------  ------------
 Total Principal Distribution                                        0.00           0.00           0.00           0.00          0.00

 (c)  Interest Distribution                                     63,085.42      78,590.58      58,475.67      39,668.75     31,267.71
      Unpaid Interest Shortfall                                      0.00           0.00           0.00           0.00          0.00
                                                            -------------  -------------   ------------   ------------  ------------
 Total Interest Distribution                                    63,085.42      78,590.58      58,475.67      39,668.75     31,267.71
 (d)  Beginning Class I A and Class I B Principal Balance   10,700,000.00  12,919,000.00   9,233,000.00   6,347,000.00  4,618,000.00
      Less: Principal Distribution                                   0.00           0.00           0.00           0.00          0.00
                                                            -------------  -------------   ------------   ------------  ------------
      Remaining Class A and Class B Principal Balance       10,700,000.00  12,919,000.00   9,233,000.00   6,347,000.00  4,618,000.00

 (e)  Fees Due Servicer
      Monthly Servicing Fee                                                 Original Balance       Rate
      Section 8.06 Reimbursement Amount                                     28,500,000.00          5.518%   5.438%        Libor
      Section 6.02 Reimbursement Amount                                     24,900,000.00          6.525%   0.08%         Spread
      Reimburseable Fees                                                    18,200,000.00          6.800%
                                                                            10,700,000.00          7.075%
 Total Fees Due Servicer                                                    12,919,000.00          7.300%
                                                                             9,233,000.00          7.600%
                                                                             6,347,000.00          7.500%
                                                                             4,618,000.00          8.125%



                                                                    No. of          Unpaid Principal
 (f)  Delinquency                                                 Contracts         Balance
          31-59 Days Delinquent                                        119           4,457,296
          60-89 Days Delinquent                                         15             557,403
           90+ Days Delinquent                                           2              45,993

 (g)  Section 3.05 Repurchases                                                            0.00

 (i)  Class R Distribution Amount                                                         0.00
      Reposession Profits                                                                 0.00

 (j)  Principal Balance of Contracts in Repossession                                      0.00

 (k)  Aggregate Net Liquidation Losses                                                    0.00

 (l)  (x) Class B-2 Formula Distribution Amount                                      31,267.71
      (y) Remaining Amount Available                                                458,593.63
                                                                                    ----------
      Amount of (x) over (y)                                                              0.00

 (m)  Class B-2 Liquidation Loss Amount                                                   0.00

 (n)  Guarantee Payment                                                                   0.00

 (o)  Unadvanced Shortfalls                                                               0.00

Chemical Bank, Trustee                                                           Determination Date:              05-Mar-97
Manufactured Housing Contracts                                                   Remittance Date:                 07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1997A                       For the Period Ended:            25-Feb-97


                                                                            No.             $
 (p)  Units repossessed                                                             0                 0.00

 (q)  Principal Prepayments paid                                                                680,251.34

 (r)  Scheduled Principal Payments                                                              301,261.31

 (s)  Weighted Average Interest Rate                                                                 11.50%

          Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                 1,829,160.16
     Certificate Account Balance at Monthly Cutoff-SubServicer                                  293,918.60
(ii) Monthly Advance made                                                                             0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                              3,107.78
(iii)Section 5.05 Certificate Fund Income-SubServicer                                               346.98
(v) Principal due Holders                                                                             0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                  60,963.54
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-SubServicer                                                 11,057.25
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                          0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                            0.00
   (iii) Monthly Servicing Fee                                                                        0.00
   (iv)  Reimburseable Liquidation Expenses                                                      18,000.00
   (v)   Section 6.04 (c) reimbursement                                                               0.00
   (vi)  Section 8.06 reimbursement                                                                   0.00
   (vii) Amounts not required to be deposited-SubServicer                                             0.00

Total Due Servicer                                                                               18,000.00

Available Distrubution Amount-Vanderbilt                                                      1,753,304.40
Available Distrubution Amount-SubServicer                                                       283,208.33
To Class A and B                                                                              1,609,186.81

Monthly Excess Cashflow                                                                         427,325.92

Weighted Average Remaining Term (months)                                                            187.33

      Scheduled Balance Computation

      Prior Month Balance                                                                   114,425,869.59

      Current Balance                                        113,468,062.87
                    Adv Principal                                 19,263.30
                    Del Principal                                 42,969.23
      Pool Scheduled Balance                                                                113,444,356.94


      Principal Payments in Full                                 615,929.11
      Partial Prepayments                                         64,322.23

      Scheduled Principal                                        301,261.31

      Collateral Balance                                                                    113,468,062.87

Chemical Bank, Trustee                                          Determination Date:                             05-Mar-97
Manufactured Housing Contracts                                  Remittance Date:                                07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1997A      For the Period Ended:                           25-Feb-97

Information for Clauses (v) through (ap), Section 7.01 -   GROUP II
                                                                       Class II A-1      Class II B-1   Class II B-2   Class II B-3
(v)     Class II A and Class II B Distribution Amounts                 1,659,436.89         43,624.85      19,963.70      27,476.68
                                                                      -------------      ------------   ------------   ------------
(w)     Formula Principal Distribution Amount
        (a) Scheduled Principal Due                                      195,869.89
        (b) Partial Prepayments Received                                  30,084.58
        (c) Principal Payments in Full (Scheduled Balance)               448,822.57
        (d) Liquidated Contract Scheduled Balance                              0.00
        (e) Section 3.05 Purchase Scheduled Balance                            0.00
        (f)  Previously Undistributed Shortfalls in (a) through (e)                              0.00
        (g)  Accelerated Principal Payment                               733,367.23
                                                                      -------------      ------------   ------------   ------------
 Total Principal Distribution                                          1,408,144.27              0.00           0.00           0.00

(x)     Interest Distribution                                            251,292.62         43,624.85      19,963.70      27,476.68
        Unpaid Interest Shortfall                                              0.00              0.00           0.00           0.00
                                                                      -------------      ------------   ------------   ------------
 Total Interest Distribution                                             251,292.62         43,624.85      19,963.70      27,476.68

(y)     Beginning Class I A and Class I B Principal Balance           57,305,871.86      9,526,000.00   4,082,000.00   5,445,000.00
        Less: Principal Distribution                                   1,408,144.27              0.00           0.00           0.00
                                                                      -------------      ------------   ------------   ------------
        Remaining Class A and Class B Principal Balance               55,897,727.59      9,526,000.00   4,082,000.00   5,445,000.00

(z)     Fees Due Servicer
        Monthly Servicing Fee                                                  0.00     (ac)    Pool Factor         Original Balance
        Section 8.06 Reimbursement Amount                                      0.00     Class II A-1     0.95203406   58,714,000.00
        Section 6.02 Reimbursement Amount                                 12,000.00     Class II B-1     1.00000000    9,526,000.00
        Reimburseable Fees                                                     0.00     Class II B-2     1.00000000    4,082,000.00
                                                                      -------------     Class II B-3     1.00000000    5,445,000.00
 Total Fees Due Servicer                                                  12,000.00


                                                                   No. of          Unpaid Principal
(aa)    Delinquency                                               Contract           Balance
        31-59 Days Delinquent                                        27              868,220
        60-89 Days Delinquent                                         5              151,692
        90+ Days Delinquent                                           0                    0

(ab)    Section 3.05 Repurchases                                                        0.00

(ad)    Class R Distribution Amount                                                     0.00
        Reposession Profits                                                             0.00

(ae)    Principal Balance of Contracts in Repossession                                  0.00

(af)    Aggregate Net Liquidation Losses                                                0.00

(ag)    (x) Class B-3 Formula Distribution Amount                                  27,476.68
        (y) Remaining Amount Available                                            306,041.31
                                                                                  ----------
        Amount of (x) over (y)                                                          0.00

(ah)    Class B-2 Liquidation Loss Amount                                               0.00

(ai)    Guarantee Payment                                                               0.00

(aj)    Unadvanced Shortfalls                                                           0.00
                                                                 No.            $
(ak)    Units repossessed

(al)    Principal Prepayments paid                                                478,907.15

(am)    Scheduled Principal Payments                                              195,869.89

(an)    Weighted Average Interest Rate                                                  9.89%

Chemical Bank, Trustee                                          Determination Date:                             05-Mar-97
Manufactured Housing Contracts                                  Remittance Date:                                07-Mar-97
Senior/Subordinated Pass-Through Certificates Series 1997A      For the Period Ended:                           25-Feb-97



                       Computation of Available Distribution Amount

(i)  Certificate Account Balance at Monthly Cutoff-Vanderbilt                                   1,390,679.98
(ii) Monthly Advance made                                                                               0.00
(iii)Section 5.05 Certificate Fund Income-Vanderbilt                                                2,421.27
(v) Principal due Holders                                                                               0.00
Less:
(i) Scheduled Payments of principal and interest
    due subsequent to the Due Period-Vanderbilt                                                    57,925.05
(ii) Due to the Servicer Pursuant to Section 6.02:
   (i)   Section 3.05 Purchases (Due Seller)                                                            0.00
   (ii)  Reimbursement for taxes from Liquidation Proceeds                                              0.00
   (iii) Monthly Servicing Fee                                                                          0.00
   (iv)  Reimburseable Liquidation Expenses                                                        12,000.00
   (v)   Section 6.04 (c) reimbursement                                                                 0.00
   (vi)  Section 8.06 reimbursement                                                                     0.00
   (vii) Amounts not required to be deposited-SubServicer                                               0.00

Total Due Servicer                                                                                 12,000.00

Available Distrubution Amount                                                                   1,323,176.20
To Class A and B - Scheduled Principal and Interest                                             1,017,134.89

Monthly Excess Cashflow Class II                                                                  306,041.31
Monthly Excess Cashflow Class I                                                                   427,325.92

Accelerated Principal Payment                                                                     733,367.23

Weighted Average Remaining Term (months)                                                              200.27

        Scheduled Balance Computation


        Prior Month Balance                                                                    77,176,862.60


        Current Balance                                             76,528,239.90
                      Adv Principal                                     15,083.45
                      Del Principal                                     41,237.79
        Pool Scheduled Balance                                                                 76,502,085.56


        Principal Payments in Full                                     448,822.57
        Partial Prepayments                                             30,084.58

        Scheduled Principal                                            195,869.89


        Collateral Balance                                                                     76,528,239.90

        Overcollateralization Amount                                                               1,551,358
        Required Overcollateralization Amount                                                      3,305,137